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                                                                     EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Gensym Corporation:

As independent public accountants, we hereby consent to the incorporation of our report dated March 25, 2002 included in this Form 10-K, into the Company's previously filed Registration Statements (File Numbers: 333-03855, 333-03857, 333-03861, 333-03863, 333-29707, 333-53455, 333-38464, 333-38488 and 333-63008).

                                          /s/  Arthur Andersen LLP

                                          ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 28, 2002